Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of December 6, 2024

among

BGC GROUP, INC.,

as the Borrower,

THE LENDERS PARTY HERETO,

BANK OF AMERICA, N.A.,

as Administrative Agent and L/C Issuer,

CAPITAL ONE, NATIONAL ASSOCIATION,

CITIZENS BANK, N.A.,

FIFTH THIRD BANK, NATIONAL ASSOCIATION,

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,

M&T BANK,

PNC BANK, NATIONAL ASSOCIATION,

REGIONS BANK,

SANTANDER BANK, N.A.,

SYNOVUS BANK,

THE HUNTINGTON NATIONAL BANK,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Co-Syndication Agents,

ASSOCIATED BANK, N.A.,

KEYBANK NATIONAL ASSOCIATION,

COMERICA BANK,

and

GOLDMAN SACHS BANK USA,

as Co-Documentation Agents,

Arranged By:

BOFA SECURITIES, INC.,

CAPITAL ONE, NATIONAL ASSOCIATION,

CITIZENS BANK, N.A.,

FIFTH THIRD BANK, NATIONAL ASSOCIATION,

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,

M&T BANK,

PNC CAPITAL MARKETS, LLC,

REGIONS CAPITAL MARKETS, a division of Regions Bank,

SANTANDER BANK, N.A.,

SYNOVUS BANK,

THE HUNTINGTON NATIONAL BANK,

and

WELLS FARGO SECURITIES, LLC,

as Joint Lead Arrangers and Joint Bookrunners

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of December 6, 2024 (the “Effective Date”), among BGC GROUP, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Existing Credit Agreement (defined herein) or the Amended Credit Agreement (defined herein), as applicable.

RECITALS

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent and L/C Issuer, are parties to that certain Second Amended and Restated Credit Agreement dated as of April 26, 2024 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Agreement, the “Amended Credit Agreement”);

WHEREAS, the Borrower has requested that (a) the Lenders provide an increase to the Aggregate Revolving Commitments in an aggregate principal amount equal to $325,000,000 (the “First Amendment Incremental Increase”; such increased commitments, the “Incremental Commitments”; and the Lenders providing the Incremental Commitments, the “Incremental Lenders”) and (b) the Lenders amend certain provisions of the Existing Credit Agreement; and

WHEREAS, the Incremental Lenders party hereto are willing to provide the First Amendment Incremental Increase and the Lenders party hereto are willing to make such amendments, in each case, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. First Amendment Incremental Increase; Reallocation. Upon giving effect to this Agreement, (i) the Incremental Commitment of each Incremental Lender shall be as set forth opposite its name on Schedule 1 attached hereto, (ii) the Revolving Commitment and the Applicable Percentage of each Lender shall be as set forth opposite its name on Schedule 2.01 attached hereto, (iii) the Aggregate Revolving Commitments shall equal $700,000,000, and (iv) if any Revolving Loans are outstanding, the Administrative Agent, the Borrower, and the Lenders shall effect such reallocations as the Administrative Agent determines are necessary to ensure that all outstanding Revolving Loans on the Effective Date are held ratably by the Lenders based on their revised Applicable Percentages arising from the First Amendment Incremental Increase

2. Amendments to Existing Credit Agreement.

(a) The definition of “Aggregate Revolving Commitments” in Section 1.01 of the Existing Credit Agreement is amended in its entirety to read as follows:

“Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders. The amount of the Aggregate Revolving Commitments in effect on the First Amendment Effective Date is $700,000,000.

(b) Section 1.01 of the Existing Credit Agreement is amended to insert the following definition in the appropriate alphabetical order:

“First Amendment Effective Date” means December 6, 2024.

(c) Section 2.01(b)(i) of the Existing Credit Agreement is amended in its entirety to read as follows:

(i) after giving effect to such Incremental Increase, the Aggregate Revolving Commitments shall not exceed $700,000,000;

(d) Schedule 2.01 to the Existing Credit Agreement is hereby amended in its entirety to read in the form attached hereto as Schedule 2.01. All other Schedules and Exhibits to the Existing Credit Agreement shall not be modified or otherwise affected hereby.

3. Joinder of New Lenders.

(a) Each Person that signs this Agreement as a Lender and that was not a Lender party to the Existing Credit Agreement (each a “New Lender”) (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Amended Credit Agreement; (B) it meets all the requirements to be an assignee under Sections 11.06(b)(iii) and (v) of the Amended Credit Agreement (subject to such consents, if any, as may be required under Section 11.06(b)(iii) of the Amended Credit Agreement); (C) from and after the Effective Date, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder; (D) it has received a copy of the Existing Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement; (E) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement; and (F) if it is a Foreign Lender, any documentation required to be delivered by it pursuant to the terms of the Amended Credit Agreement, duly completed and executed by the New Lender (as applicable), has been delivered to the Administrative Agent; and (ii) agrees that (A) it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(b) Each of the Borrower and the Administrative Agent agree that, as of the Effective Date, each New Lender shall (i) be a party to the Amended Credit Agreement and the other Loan Documents, (ii) be a “Lender” for all purposes of the Amended Credit Agreement and the other Loan Documents, and (iii) have the rights and obligations of a Lender under the Amended Credit Agreement and the other Loan Documents.

(c) The address, facsimile number, electronic mail address and telephone number of each New Lender for purposes of Section 11.02 of the Amended Credit Agreement are as set forth in such New Lender’s Administrative Questionnaire delivered by such New Lender to the Administrative Agent on or before the Effective Date or to such other address, facsimile number, electronic mail address and telephone number as shall be designated by such New Lender in a notice to the Administrative Agent.

4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a) The execution, delivery and performance by the Borrower of this Agreement has been duly authorized by all necessary corporate or other organizational action.

(b) The execution, delivery and performance by the Borrower of this Agreement does not (i) contravene the terms of any of the Borrower’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject, or (iii) violate any Law.

(c) This Agreement has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Agreement or any other Loan Document, other than those that have already been obtained and are in full force and effect.

(e) After giving effect to this Agreement, the representations and warranties of the Borrower contained in Article V of the Amended Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (other than those representations and warranties qualified by materiality or Material Adverse Effect, in which case they are true and correct in all respects) on and as of the Effective Date, except to the extent that such representation and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (other than those representations and warranties qualified by materiality or Material Adverse Effect, in which case they were true and correct in all respects) as of such earlier date.

(f) After giving effect to this Agreement, no event has occurred and is continuing which constitutes a Default.

(g) Except as specifically provided in this Agreement, the Obligations are not reduced or modified by this Agreement and are not subject to any offsets, defenses or counterclaims.

5. Effective Date Conditions. This Agreement shall become effective on the Effective Date upon satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received a copy of this Agreement duly executed by the Borrower, Lenders constituting the Required Lenders, each Incremental Lender, the L/C Issuer, and the Administrative Agent.

(b) The Administrative Agent shall have received a Note executed by a Responsible Officer of the Borrower in favor of each Lender requesting a Note (to the extent that such Lender has not previously been issued a Note under the Existing Credit Agreement).

(c) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying and attaching the resolutions adopted by the board of directors of the Borrower approving or consenting to the First Amendment Incremental Increase.

(d) The Administrative Agent shall have received evidence that the Borrower is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.

(e) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying (i) as to the conditions specified in Sections 4(e) and 4(f) and (ii) that after giving effect to the First Amendment Incremental Increase and any Borrowings on the Effective Date, the Borrower will be in compliance on a Pro Forma Basis with all of the covenants in Section 7.11 of the Amended Credit Agreement.

(f) The Administrative Agent shall have received favorable opinions of legal counsel to the Borrower, addressed to the Administrative Agent, each Lender, and the L/C Issuer, dated as of the Effective Date.

(g) (i) Upon the reasonable request of any Lender, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, any documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations (including the Act) and (ii) if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to the Borrower.

(h) The Administrative Agent shall have received any fees and expenses required to be paid to the Administrative Agent, the Lenders, and the Arrangers on or before the Effective Date.

(i) The Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

Without limiting the generality of the provisions of the last paragraph of Section 9.03 of the Existing Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 5, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

6. Miscellaneous.

(a) Amended Terms. On and after the Effective Date, all references to the Existing Credit Agreement in each of the Loan Documents shall hereafter mean the Amended Credit Agreement. (i) Except as specifically amended hereby or otherwise agreed, the Existing Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms and (ii) the execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(b) Loan Document; Entirety; Further Assurances. This Agreement shall constitute a Loan Document under the terms of the Amended Credit Agreement. This Agreement and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof. The Borrower agrees to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Agreement.

(c) Electronic Execution; Counterparts. Subject to Section 11.17 of the Amended Credit Agreement, this Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. The authorization under this Section 6(c) may include use or acceptance by the Administrative Agent, the L/C Issuer, and the Lenders of a manually signed paper copy of this Agreement which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed copy of this Agreement converted into another format, for transmission, delivery and/or retention.

(d) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e) GOVERNING LAW; Submission to Jurisdiction; Waiver of Jury Trial; Etc. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The submission to jurisdiction, service of process, waiver of venue and waiver of jury trial provisions of Sections 11.14 and 11.15 of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	BGC GROUP, INC.,
a Delaware corporation

	By:	/s/ Jason Hauf
	Name:	Jason Hauf
	Title:	Chief Financial Officer

BGC GROUP, INC.

FIRST AMENDMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as the Administrative Agent

	By:	/s/ Sherman Wong
	Name:	Sherman Wong
	Title:	Director

BGC GROUP, INC.

FIRST AMENDMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender and the L/C Issuer

	By:	/s/ Sherman Wong
	Name:	Sherman Wong
	Title:	Director

BGC GROUP, INC.

FIRST AMENDMENT

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jerry Huang
Name:	Jerry Huang
Title:	Duly Authorized Signatory

BGC GROUP, INC.

FIRST AMENDMENT

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Douglas Kennedy
Name:	Douglas Kennedy
Title:	Senior Vice President

BGC GROUP, INC.

FIRST AMENDMENT

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christine Reyling
Name:	Christine Reyling
Title:	SVP, Managing Director

BGC GROUP, INC.

FIRST AMENDMENT

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as a Lender

By:	/s/ Xioxing Huang
Name:	Xioxing Huang
Title:	Vice President

By:	/s/ Robert O’Brien
Name:	Robert O’Brien
Title:	Executive Director

BGC GROUP, INC.

FIRST AMENDMENT

M&T BANK,
as a Lender

By:	/s/ Brooks Thropp
Name:	Brooks Thropp
Title:	Director

BGC GROUP, INC.

FIRST AMENDMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Brendan Saldana
Name:	Brendan Saldana
Title:	Vice President

BGC GROUP, INC.

FIRST AMENDMENT

REGIONS BANK,
as a Lender

By:	/s/ William Soo
Name:	William Soo
Title:	Managing Director

BGC GROUP, INC.

FIRST AMENDMENT

SANTANDER BANK, N.A.,
as a Lender

By:	/s/ Joseph Kim
Name:	Joseph Kim
Title:	Senior Vice President

BGC GROUP, INC.

FIRST AMENDMENT

SYNOVUS BANK,
as a Lender

By:	/s/ Andrew May
Name:	Andrew May
Title:	Director

BGC GROUP, INC.

FIRST AMENDMENT

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Scott Lyman
Name:	Scott Lyman
Title:	Assistant Vice President

BGC GROUP, INC.

FIRST AMENDMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Nick Brokke
Name:	Nick Brokke
Title:	Executive Director

BGC GROUP, INC.

FIRST AMENDMENT

ASSOCIATED BANK, N.A.,
as a Lender

By:	/s/ Daniel R. Raynor
Name:	Daniel R. Raynor
Title:	Senior Vice President

BGC GROUP, INC.

FIRST AMENDMENT

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Marc Evans
Name:	Marc Evans
Title:	Senior Vice President

BGC GROUP, INC.

FIRST AMENDMENT

COMERICA BANK,
as a Lender

By:	/s/ Robert Wilson
Name:	Robert Wilson
Title:	Senior Vice President

BGC GROUP, INC.

FIRST AMENDMENT

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Priyankush Goswami
Name:	Priyankush Goswami
Title:	Authorized Signatory

BGC GROUP, INC.

FIRST AMENDMENT

CIBC BANK USA,
as a Lender

By:	/s/ Morgan Donovan
Name:	Morgan Donovan
Title:	Managing Director

BGC GROUP, INC.

FIRST AMENDMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ William R. Mandaro
Name:	William R. Mandaro
Title:	SVP

BGC GROUP, INC.

FIRST AMENDMENT

BMO BANK, N.A.,
as a Lender

By:	/s/ Adam Tarr
Name:	Adam Tarr
Title:	Managing Director

BGC GROUP, INC.

FIRST AMENDMENT

OLD NATIONAL BANK,
as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Senior Vice President, Financial Institutions Group

BGC GROUP, INC.

FIRST AMENDMENT

TRISTATE CAPITAL BANK,
as a Lender

By:	/s/ Ellen Frank
Name:	Ellen Frank
Title:	Senior Vice President

BGC GROUP, INC.

FIRST AMENDMENT

Schedule 1

Incremental Commitments

Incremental Lender	Incremental Commitment
Bank of America, N.A.	$10,000,000.00
Capital One, National Association	$10,000,000.00
Citizens Bank, N.A.	$40,000,000.00
Fifth Third Bank, National Association	$10,000,000.00
Industrial and Commercial Bank of China Limited, New York Branch	$10,000,000.00
M&T Bank	$10,000,000.00
PNC Bank, National Association	$10,000,000.00
Regions Bank	$10,000,000.00
Santander Bank, N.A.	$12,500,000.00
Synovus Bank	$40,000,000.00
The Huntington National Bank	$40,000,000.00
Wells Fargo Bank, National Association	$10,000,000.00
Associated Bank, N.A.	$10,000,000.00
KeyBank National Association	$10,000,000.00
Comerica Bank	$7,500,000.00
CIBC Bank USA	$25,000,000.00
U.S. Bank National Association	$25,000,000.00
Old National Bank	$20,000,000.00
Tristate Capital Bank	$15,000,000.00
Total:	$325,000,000.00

Schedule 2.01

Commitments and Applicable Percentages

Lender	Revolving Commitment	Applicable Percentage of Aggregate Revolving Commitments
Bank of America, N.A.	$40,000,000.00	5.714285714%
Capital One, National Association	$40,000,000.00	5.714285714%
Citizens Bank, N.A.	$40,000,000.00	5.714285714%
Fifth Third Bank, National Association	$40,000,000.00	5.714285714%
Industrial and Commercial Bank of China Limited, New York Branch	$40,000,000.00	5.714285714%
M&T Bank	$40,000,000.00	5.714285714%
PNC Bank, National Association	$40,000,000.00	5.714285714%
Regions Bank	$40,000,000.00	5.714285714%
Santander Bank, N.A.	$40,000,000.00	5.714285714%
Synovus Bank	$40,000,000.00	5.714285714%
The Huntington National Bank	$40,000,000.00	5.714285714%
Wells Fargo Bank, National Association	$40,000,000.00	5.714285714%
Associated Bank, N.A.	$30,000,000.00	4.285714286%
KeyBank National Association	$30,000,000.00	4.285714286%
Comerica Bank	$27,500,000.00	3.928571429%
Goldman Sachs Bank USA	$27,500,000.00	3.928571429%
CIBC Bank USA	$25,000,000.00	3.571428571%
U.S. Bank National Association	$25,000,000.00	3.571428571%
BMO Bank, N.A.	$20,000,000.00	2.857142857%
Old National Bank	$20,000,000.00	2.857142857%
Tristate Capital Bank	$15,000,000.00	2.142857146%
Total:	$700,000,000.00	100.000000000%